8. SHARE CAPITAL (Tables)	12 Months Ended
Dec. 31, 2012
Share Capital Tables
Earnings per share

Diluted income per common share is computed similarly to basic income per common stock except that weighted average common stock is increased to include the potential issuance of dilutive common stock.

	2012	2011	2010
Net income (loss) for the year	$(1,856,790)	$1,629,255	$3,502,038

Weighted average common stock basic	71,340,773	68,847,251	66,473,025
Effect of options	–	8,128	72,984
Effect of warrants	–	330,072	6,713,909
Diluted	71,340,773	69,185,451	73,223,918